UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 25, 2003
Date of Report (date of earliest event reported)

CARRIER ACCESS CORPORATION

(Exact name of Registrant as specified in its charter)

State of Delaware	000-24597	84-1208770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5395 Pearl Parkway
Boulder, Colorado 80301
(Address of principal executive offices)

(303) 442-5455
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 2. Acquisition or Disposition of Assets

     Effective November 25, 2003, Carrier Access Corporation, a Delaware corporation (the “Registrant”), acquired Paragon Networks International Inc., a Delaware corporation (“Paragon”), pursuant to an Agreement and Plan of Merger dated November 13, 2003 (the “Agreement”), by and among the Registrant, Paragon, Ping Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Registrant (“Merger Sub”), and the stockholder representative named therein. Pursuant to the Agreement, Merger Sub was merged with and into Paragon (the “Merger”) and the Registrant issued approximately 1,334,521 shares of common stock and paid approximately $411,407 in cash for all outstanding shares of Paragon capital stock. As a result of the Merger, Paragon became a wholly-owned subsidiary of the Registrant. Paragon is a leading provider of wireless transport solutions to mobile wireless operators worldwide. A copy of the Agreement is attached hereto as an exhibit.

     Of the shares and cash issued as part of the Merger, approximately 200,178 shares and $61,654 were placed into an escrow account to provide indemnity for certain losses the Registrant may incur in connection with the acquisition of Paragon.

     The consideration paid by the Registrant was determined pursuant to arms’ length negotiations and took into account various factors concerning the valuation of the business of Paragon, including valuations of comparable companies and the business and operating results of Paragon.

     The shares of the Registrant’s Common Stock issued in the Merger were not registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon the exemptions provided by Regulation D/Section 4(2) under the Securities Act.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Paragon

The financial statements required by this item will be filed by amendment no later than 60 days after the date of this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

The unaudited pro forma financial information required by this item will be filed by amendment no later than 60 days after the date of this Current Report on Form 8-K.

(c)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated November 13, 2003 by and among Carrier Access Corporation, a Delaware corporation, Ping Acquisition Corporation, a Delaware corporation, Paragon Networks International Inc., a Delaware corporation, and Granite Ventures L.L.C. as Stockholder Representative.

99.1	Press Release dated as of November 25, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 5, 2003		CARRIER ACCESS CORPORATION

	By:	/s/ Timothy R. Anderson

Timothy R. Anderson
Chief Financial Officer
(Authorized Signatory)

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated November 13, 2003 by and among Carrier Access Corporation, a Delaware corporation, Ping Acquisition Corporation, a Delaware corporation, Paragon Networks International Inc., a Delaware corporation, and Granite Ventures L.L.C. as Stockholder Representative.

99.1	Press Release dated as of November 25, 2003.